Exhibit 99.1

FOR IMMEDIATE RELEASE

FirstMerit Corporation
Analysts: Thomas O’Malley/Investor Relations Officer
Phone: 330.384.7109
Media Contact: Robert Townsend/Media Relations Officer
Phone: 330.384.7075

FirstMerit Reports First Quarter 2012 EPS of $0.28 Per Share

Quarterly Highlights include:

•	52nd consecutive quarter of profitability

•	Average commercial loan growth of $93.6 million, or 1.85%, from prior quarter

•	Average core deposit growth of $203.6 million, or 2.13%, from prior quarter

•	$13.1 million, or 16.18%, decline in nonperforming assets from prior quarter

•	Net charge-offs to average loans, excluding covered loans, was 0.63%, down from prior quarter level of 0.73%

•	Strong tangible common equity ratio at 7.86%

Akron, Ohio (April 24, 2012) - FirstMerit Corporation (Nasdaq: FMER) reported first quarter 2012 net income of $30.3 million, or $0.28 per diluted share. This compares with $30.5 million, or $0.28 per diluted share, for the fourth quarter 2011 and $27.6 million, or $0.25 per diluted share, for the first quarter 2011.

Returns on average common equity (“ROE”) and average assets (“ROA”) for the first quarter 2012 were 7.72% and 0.84%, respectively, compared with 7.70% and 0.83%, respectively, for the fourth quarter 2011 and 7.37% and 0.78% for the first quarter 2011.

“Our first quarter performance reflects continued credit improvements in our already strong asset quality, active loan growth to both businesses and consumers in the markets we serve and sustained increases in core deposits,” said Paul G. Greig, chairman, president and CEO of FirstMerit Corporation. “I am pleased with our solid results in an economic and regulatory environment that continues to challenge. By sticking to sound banking principles, FirstMerit continues to take market share, grow organically and reinforce its reputation as a solid financial resource for our customers and shareholders.”

FirstMerit Corporation Reports First Quarter 2012 EPS Results

Net interest margin was 3.78% for the first quarter of 2012 compared with 3.85% for the fourth quarter of 2011 and 4.01% for the first quarter of 2011. The net interest margin compressed 7 basis points compared with the fourth quarter of 2011 with earning asset yields declining 10 basis points offset by three basis points of improved funding costs. An increase in average noncovered loans and investments along with lower funding costs driven by continued growth of core deposits helped to mitigate downward margin pressure in the first quarter. The decline in net interest margin compared with the first quarter of 2011 is attributed to pressure on earning asset yields throughout the year under an interest rate environment of persistent low rates.

Average loans, not including covered loans, during the first quarter of 2012 increased $107.5 million, or 1.40%, compared with the fourth quarter of 2011 and increased $579.9 million, or 8.05%, compared with the first quarter of 2011. Average commercial loans increased $93.6 million, or 1.85%, compared with the prior quarter, and increased $589.3 million, or 12.94%, compared with the year ago quarter. Commercial loans remain the primary driver in average loan portfolio growth, however, average consumer loans increased moderately for the third consecutive quarter.

Average deposits were $11.5 billion during the first quarter of 2012, an increase of $55.5 million, or 0.49%, compared with the fourth quarter of 2011, and an increase of $152.2 million, or 1.34%, compared with the first quarter of 2011. During the first quarter 2012, average core deposits, which exclude time deposits, increased $203.6 million, or 2.13%, compared with the fourth quarter 2011 and increased $1.1 billion, or 12.45%, compared with the first quarter 2011. During the first quarter of 2012, growth in checking, money market and savings account products continued with less emphasis on renewing maturing certificate of deposit accounts. This strategy to increase the concentration of lower cost deposits within the overall deposit mix was initiated to efficiently fund balance sheet growth and to deepen and extend the length of customer relationships. Average time deposits decreased $148.1 million, or 8.04%, and decreased $930.4 million, or 35.45%, respectively, over prior and year-ago quarters.

Average investments increased $210.3 million, or 6.04%, compared with the fourth quarter of 2011 and increased $271.1 million, or 7.93% compared with the first quarter of 2011. The increase over both time periods reflects the Corporation's continued execution of its previously announced portfolio repositioning.

Net interest income on a fully tax-equivalent (“FTE”) basis was $121.4 million in the first quarter 2012 compared with $123.6 million in the fourth quarter of 2011 and $124.2 million in the first quarter of 2011.

Noninterest income excluding securities transactions for the first quarter of 2012 was $51.5 million, a decrease of $2.5 million, or 4.60%, from the fourth quarter of 2011 and a decrease of $1.3 million, or 2.45%, from the first quarter of 2011. Loans sales and servicing income increased $1.6 million from the fourth quarter of 2011 and $3.9 million from the first quarter of 2011. Other operating income in the first quarter of 2012 decreased $3.0 million, compared with the prior quarter, which included $2.7 million of insurance reimbursement of legal costs incurred and previously expensed. Other operating income in the first quarter of 2012 decreased $1.3 million compared with the prior year quarter, which included $2.9 million in gains on covered loans paid in full.

Other income, net of $0.3 million in securities gains, as a percentage of net revenue for the first quarter of 2012 was 29.77% compared with 30.38% for fourth quarter of 2011 and 29.81% for the first quarter of 2011. Net revenue is defined as net interest income, on an FTE basis, plus other income, less gains from securities sales.

FirstMerit Corporation Reports First Quarter 2012 EPS Results

Noninterest expense for the first quarter of 2012 was $113.8 million, a decrease of $10.1 million, or 8.16%, from the fourth quarter of 2011 and a decrease of $0.7 million, or 0.59%, from the first quarter of 2011. Included in other operating expense in the fourth quarter of 2011 was $4.9 million of fees related to the early termination of repurchase agreements and FHLB advances as part of the Corporation's investment portfolio repositioning strategy and $1.3 million of expense related to an increase in the liability associated with the sale of the Corporation's Visa® Class B shares in 2008.

During the first quarter of 2012, the Corporation reported an efficiency ratio of 65.52%, compared with 69.46% for the fourth quarter of 2011 and 64.37% for the first quarter of 2011. The Corporation will provide an update on its initiative to improve its overall efficiency during today's earnings conference call.

Net charge-offs, excluding covered loans, totaled $12.0 million, or 0.63% of average loans, excluding acquired loans, in the first quarter of 2012, compared with $13.8 million, or 0.73% of average loans, in the fourth quarter 2011 and $17.0 million, or 0.99% of average loans, in the first quarter of 2011.

Nonperforming assets totaled $68.0 million at March 31, 2012, a decrease of $13.1 million, or 16.18%, compared with December 31, 2011 and a decrease of $44.8 million, or 39.72%, compared with March 31, 2011. Nonperforming assets at March 31, 2012 represented 0.87% of period-end loans plus other real estate compared with 1.06% at December 31, 2011 and 1.61% at March 31, 2011.

The allowance for noncovered loan losses totaled $103.8 million at March 31, 2012. At March 31, 2012, the allowance for noncovered loan losses was 1.34% of period-end loans compared with 1.41% at December 31, 2011 and 1.64% at March 31, 2011. The allowance for credit losses is the sum of the allowance for noncovered loan losses and the reserve for unfunded lending commitments. For comparative purposes the allowance for credit losses was 1.41% of period end loans, excluding acquired loans, at March 31, 2012, compared with 1.49% at December 31, 2011 and 1.74% at March 31, 2011. The allowance for credit losses to nonperforming loans was 204.98% at March 31, 2012, compared with 176.50% at December 31, 2011 and 147.38% at March 31, 2011.

The Corporation's total assets at March 31, 2012 were $14.7 billion, an increase of $229.1 million, or 1.59%, compared with December 31, 2011 and an increase of $204.3 million, or 1.41%, compared with March 31, 2011.

Total deposits were $11.6 billion at March 31, 2012, an increase of $216.6 million, or 1.89%, from December 31, 2011 and an increase of $252.2 million, or 2.21%, from March 31, 2011. Core deposits totaled $10.0 billion at March 31, 2012, an increase of $309.7 million, or 3.20% from December 31, 2011 and an increase of $1.1 billion, or 11.97%, from March 31, 2011.

Shareholders' equity was $1.6 billion at March 31, 2012, compared with $1.6 billion at December 31, 2011, and $1.5 billion at March 31, 2011. The Corporation maintained a strong capital position as tangible common equity to assets was 7.86% at March 31, 2012, compared with 7.86% at December 31, 2011 and 7.50% at March 31, 2011. The common cash dividend per share paid in the first quarter 2012 was $0.16.
First Quarter 2012 Conference Call

FirstMerit (Nasdaq: FMER) senior management will host an earnings conference call today at 11:00 a.m. (Eastern Time) to provide an overview of first quarter results and highlights. To participate in

FirstMerit Corporation Reports First Quarter 2012 EPS Results

the conference call, please dial (888) 693-3477 ten minutes before start time and provide the reservation number: 70615753. A replay of the conference call will be available at approximately 2:00 p.m. (Eastern Time) on April 24, 2012 through May 7, 2012 by dialing (855) 859-2056, and entering the PIN: 70615753. The Corporation will provide a slide presentation, which management will speak to during the conference call. A copy of the presentation will be available prior to the earnings conference call at https://www.firstmerit.com/personal/investors.aspx; click on the Presentations link to access the slide presentation.
About FirstMerit Corporation
FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $14.7 billion as of March 31, 2012 and 205 banking offices and 213 ATMs in Ohio, Western Pennsylvania, and Chicago, Illinois areas. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., and FirstMerit Community Development Corporation.
Subsequent Events
The Corporation is required under generally accepted accounting principles to evaluate subsequent events through the filing of the its consolidated financial statements for the year ended March 31, 2012 on Form 10-Q. As a result, the Corporation will continue to evaluate the impact of any subsequent events on critical accounting assumptions and estimates made as of March 31, 2012 and will adjust amounts preliminarily reported, if necessary.
Forward-Looking Statements
This release contains forward-looking statements relating to present or future trends or factors affecting the banking industry, and specifically the financial condition and results of operations, including without limitation, statements relating to the earnings outlook of the Corporation, as well as its operations, markets and products. Actual results could differ materially from those indicated. Among the important factors that could cause results to differ materially are interest rate changes, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Corporation's business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Corporation's periodic reports and registration statements filed with the Securities and Exchange Commission. The Corporation undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Financial Highlights
(Unaudited)			Quarters
(Dollars in thousands)	2012	2011	2011	2011	2011
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
EARNINGS
Net interest income FTE (a)	$121,428	$123,598	$121,788	$119,735	$124,191
Provision for noncovered loan losses	8,129	12,275	14,604	10,138	17,018
Provision for covered loan losses	5,932	2,773	4,768	7,481	5,331
Other income	51,726	59,737	60,772	51,491	52,756
Other expenses	113,768	123,874	115,957	110,068	114,445
FTE adjustment (a)	2,641	2,632	2,396	2,292	2,367
Net income	30,344	30,496	31,737	29,763	27,560
Diluted EPS	0.28	0.28	0.29	0.27	0.25
PERFORMANCE RATIOS
Return on average assets (ROA)	0.84%	0.83%	0.86%	0.82%	0.78%
Return on average common equity (ROE)	7.72%	7.70%	8.02%	7.78%	7.37%
Net interest margin FTE (a)	3.78%	3.85%	3.75%	3.77%	4.01%
Efficiency ratio	65.52%	69.46%	64.78%	64.30%	64.37%
Number of full-time equivalent employees	2,997	3,018	3,016	3,028	3,056
MARKET DATA
Book value/common share	$14.51	$14.33	$14.38	$14.19	$13.98
Period-end common share mkt value	16.86	15.13	11.36	16.51	17.07
Market as a % of book	116%	106%	79%	116%	122%
Cash dividends/common share	$0.16	$0.16	$0.16	$0.16	$0.16
Common stock dividend payout ratio	57.14%	57.14%	55.17%	59.26%	64.00%
Average basic common shares	109,211	109,249	109,245	109,138	108,769
Average diluted common shares	109,211	109,249	109,246	109,139	108,770
Period end common shares	109,187	109,251	109,247	109,241	108,734
Common shares repurchased	69	7	10	45	91
Common stock market capitalization	$1,840,893	$1,652,968	$1,241,046	$1,803,569	$1,856,089
ASSET QUALITY (excluding acquired loans)
Gross charge-offs	$17,417	$18,984	$20,014	$20,958	$22,812
Net charge-offs	11,979	13,763	14,604	15,641	17,018
Allowance for noncovered loan losses	103,849	107,699	109,187	109,187	114,690
Reserve for unfunded lending commitments	5,410	6,373	6,360	5,799	7,202
Nonperforming assets (NPAs) (b)	67,971	81,094	90,375	99,846	112,759
Net charge-offs/average loans ratio (b)	0.63%	0.73%	0.79%	0.89%	0.99%
Allowance for noncovered loan losses/period-end loans (b)	1.34%	1.41%	1.46%	1.51%	1.64%
Allowance for credit losses/period-end loans (b)	1.41%	1.49%	1.55%	1.59%	1.74%
NPAs/loans and other real estate (b)	0.87%	1.06%	1.21%	1.38%	1.61%
Allowance for noncovered loan losses/nonperforming loans	194.83%	166.64%	160.09%	150.31%	138.67%
Allowance for credit losses/nonperforming loans	204.98%	176.50%	169.42%	158.30%	147.38%
CAPITAL & LIQUIDITY
Period-end tangible common equity to assets	7.86%	7.86%	7.75%	7.79%	7.50%
Average equity to assets	10.91%	10.75%	10.75%	10.59%	10.62%
Average equity to total loans (c)	17.50%	17.40%	17.55%	17.36%	17.14%
Average total loans to deposits (c)	78.74%	79.12%	78.18%	77.05%	78.14%
AVERAGE BALANCES
Assets	$14,496,937	$14,623,441	$14,610,628	$14,481,208	$14,270,871
Deposits	11,472,021	11,416,546	11,447,682	11,464,738	11,319,809
Loans, excluding acquired loans (c)	7,677,963	7,520,400	7,298,446	7,080,109	6,963,389
Acquired loans, including covered loans (c)	1,355,086	1,512,123	1,651,559	1,753,943	1,881,540
Earning assets	12,935,184	12,747,868	12,878,105	12,724,269	12,560,913
Shareholders' equity	1,581,009	1,572,061	1,570,411	1,533,855	1,516,227
ENDING BALANCES
Assets	$14,670,818	$14,441,702	$14,688,278	$14,347,557	$14,466,509
Deposits	11,648,165	11,431,609	11,396,121	11,340,939	11,395,946
Loans, excluding acquired loans (c)	7,764,058	7,635,776	7,453,613	7,216,015	6,989,973
Acquired loans, including covered loans (c)	1,306,165	1,404,644	1,604,706	1,707,887	1,800,525
Goodwill	460,044	460,044	460,044	460,044	460,044
Intangible assets	7,757	8,239	8,782	9,325	9,868
Earning assets	13,318,202	13,011,267	12,885,242	12,958,324	13,129,667
Total shareholders' equity	1,584,105	1,565,953	1,570,654	1,550,387	1,519,957
NOTES:

(a) - Net interest income on a fully tax-equivalent ("FTE") basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Net interest income on an FTE basis is not an accounting principle generally accepted in the United States of America.

(b) - Acquired loans and other real estate from First Bank, George Washington Savings Bank and Midwest Bank & Trust Company are excluded from the ratio of our allowance for loan and credit losses and NPAs.
(c) - Excludes loss share receivable of $171.1 million, $205.7 million, $220.5 million, $239.4 million and $266.0 million as of March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets

(Dollars in thousands)	March 31,	December 31,	March 31,
(Unaudited, except December 31, 2011, which is derived from the audited financial statements)	2012	2011	2011
ASSETS
Cash and due from banks	$188,789	$219,256	$168,528
Interest-bearing deposits in banks	301,196	158,063	470,253
Total cash and cash equivalents	489,985	377,319	638,781
Investment securities
Held-to-maturity	100,840	82,764	65,923
Available-for-sale	3,491,647	3,353,553	3,362,751
Other investments	140,713	140,726	160,818
Loans held for sale	42,447	30,077	13,443
Noncovered loans:
Commercial	5,220,051	5,107,747	4,565,376
Residential mortgage	428,950	413,664	399,380
Installment	1,259,930	1,263,665	1,282,170
Home equity	739,548	743,982	736,947
Credit cards	140,618	146,356	141,864
Leases	74,112	73,530	60,487
Total noncovered loans	7,863,209	7,748,944	7,186,224
Allowance for noncovered loan losses	(103,849)	(107,699)	(114,690)
Net noncovered loans	7,759,360	7,641,245	7,071,534
Covered loans (includes loss share receivable of $171.1 million, $205.7 million and $266.0 million at March 31, 2012, December 31, 2011 and March 31, 2011, respectively)	1,378,150	1,497,140	1,870,255
Allowance for covered loan losses	(41,070)	(36,417)	(28,405)
Net covered loans	1,337,080	1,460,723	1,841,850
Net loans	9,096,440	9,101,968	8,913,384
Premises and equipment, net	188,347	192,949	192,630
Goodwill	460,044	460,044	460,044
Intangible assets	7,757	8,239	9,868
Covered other real estate (includes loss share receivable of $0.7 million, $1.3 million and $7.9 million at March 31, 2012, December 31, 2011 and March 31, 2011, respectively)	56,411	54,505	58,688
Accrued interest receivable and other assets	596,187	639,558	590,179
Total assets	$14,670,818	$14,441,702	$14,466,509
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,136,595	$3,030,225	$2,925,088
Interest-bearing	1,119,102	1,062,896	815,593
Savings and money market accounts	5,742,547	5,595,409	5,188,815
Certificates and other time deposits	1,649,921	1,743,079	2,466,450
Total deposits	11,648,165	11,431,609	11,395,946
Federal funds purchased and securities sold under agreements to repurchase	928,760	866,265	952,995
Wholesale borrowings	176,611	203,462	325,046
Accrued taxes, expenses, and other liabilities	333,177	374,413	272,565
Total liabilities	13,086,713	12,875,749	12,946,552
Shareholders' equity:
Preferred stock, without par value: authorized and unissued 7,000,000 shares	—	—	—
Preferred stock, Series A, without par value: designated 800,000 shares; none outstanding	—	—	—
Convertible preferred stock, Series B, without par value: designated 220,000 shares; none outstanding	—	—	—
Common stock, without par value; authorized 300,000,000 shares; issued: March 31, 2012, December 31, 2011 and March 31, 2011 - 115,121,731 shares	127,937	127,937	127,937
Capital surplus	484,491	479,882	488,770
Accumulated other comprehensive loss	(22,172)	(23,887)	(25,765)
Retained earnings	1,144,210	1,131,203	1,091,160
Treasury stock, at cost: March 31, 2012 -5,935,169 shares; December 31, 2011 - 5,870,923 shares; March 31, 2011 - 6,387,924 shares	(150,361)	(149,182)	(162,145)
Total shareholders' equity	1,584,105	1,565,953	1,519,957
Total liabilities and shareholders' equity	$14,670,818	$14,441,702	$14,466,509

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Average Consolidated Balance Sheets
	Quarterly Periods
(Unaudited)	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2012	2011	2011	2011	2011
ASSETS
Cash and due from banks	$378,736	$621,899	$517,150	$588,487	$520,602
Investment securities:
Held-to-maturity	90,664	89,166	85,664	79,012	64,212
Available-for-sale	3,459,439	3,231,195	3,429,631	3,382,943	3,194,751
Other investments	140,719	160,147	160,799	160,811	160,752
Loans held for sale	26,483	24,215	24,524	18,512	22,574
Noncovered loans:
Commercial	5,143,087	5,049,479	4,876,034	4,665,550	4,553,777
Residential mortgage	421,648	405,329	399,228	398,702	403,758
Installment	1,261,122	1,267,952	1,264,868	1,270,589	1,294,156
Home equity	738,154	744,326	741,497	736,117	741,596
Credit card	143,794	145,560	144,796	143,528	146,526
Leases	73,644	61,267	56,909	58,607	61,768
Total noncovered loans	7,781,449	7,673,913	7,483,332	7,273,093	7,201,581
Covered loans and loss share receivable	1,436,430	1,569,232	1,694,155	1,809,898	1,917,043
Total loans	9,217,879	9,243,145	9,177,487	9,082,991	9,118,624
Less: allowance for loan losses	142,628	141,360	138,441	143,721	134,064
Net loans	9,075,251	9,101,785	9,039,046	8,939,270	8,984,560
Total earning assets	12,935,184	12,747,868	12,878,105	12,724,269	12,560,913
Premises and equipment, net	190,669	193,219	192,218	192,584	195,296
Accrued interest receivable and other assets	1,134,976	1,201,815	1,161,596	1,119,589	1,128,124
TOTAL ASSETS	$14,496,937	$14,623,441	$14,610,628	$14,481,208	$14,270,871
LIABILITIES
Deposits:
Noninterest-bearing	$3,036,590	$3,013,543	$2,988,521	$2,998,090	$2,874,884
Interest-bearing	1,066,132	991,456	913,252	824,125	841,545
Savings and money market accounts	5,675,052	5,569,213	5,446,351	5,279,353	4,978,773
Certificates and other time deposits	1,694,247	1,842,334	2,099,558	2,363,170	2,624,607
Total deposits	11,472,021	11,416,546	11,447,682	11,464,738	11,319,809
Federal funds purchased and securities sold under agreements to repurchase	887,715	999,639	969,020	884,244	848,169
Wholesale borrowings	184,659	225,116	320,691	325,057	325,296
Total funds	12,544,395	12,641,301	12,737,393	12,674,039	12,493,274
Accrued taxes, expenses and other liabilities	371,533	410,079	302,824	273,314	261,370
Total liabilities	12,915,928	13,051,380	13,040,217	12,947,353	12,754,644
SHAREHOLDERS' EQUITY
Common stock	127,937	127,937	127,937	127,937	127,937
Capital surplus	481,856	479,257	477,864	479,078	486,907
Accumulated other comprehensive loss	(19,862)	(15,198)	(2,211)	(16,402)	(26,703)
Retained earnings	1,140,953	1,129,392	1,116,207	1,095,270	1,089,554
Treasury stock	(149,875)	(149,327)	(149,386)	(152,028)	(161,468)
Total shareholders' equity	1,581,009	1,572,061	1,570,411	1,533,855	1,516,227
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$14,496,937	$14,623,441	$14,610,628	$14,481,208	$14,270,871

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBIDARIES
Average Consolidated Balance Sheets
Fully Tax-equivalent Interest Rates and Interest Differential

	Three months ended			Three months ended			Three months ended
	March 31, 2012			December 31, 2011			March 31, 2011
(Unaudited)	Average		Average	Average		Average	Average		Average
(Dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
ASSETS
Cash and due from banks	378,736			$621,899			$520,602
Investment securities and federal funds sold:
U.S. Treasury securities and U.S. Government agency obligations (taxable)	2,882,045	19,679	2.75%	2,761,042	19,028	2.73%	2,783,053	19,368	2.82%
Obligations of states and political subdivisions (tax exempt)	436,804	5,864	5.40%	403,405	5,568	5.48%	357,511	5,281	5.99%
Other securities and federal funds sold	371,973	2,739	2.96%	316,061	2,406	3.02%	279,151	2,117	3.08%
Total investment securities and federal funds sold	3,690,822	28,282	3.08%	3,480,508	27,002	3.08%	3,419,715	26,766	3.17%
Loans held for sale	26,483	283	4.30%	24,215	266	4.36%	22,574	274	4.92%
Loans, including loss share receivable	9,217,879	103,156	4.50%	9,243,145	107,612	4.62%	9,118,624	114,562	5.10%
Total earning assets	12,935,184	131,721	4.10%	12,747,868	134,880	4.20%	12,560,913	141,602	4.57%
Allowance for loan losses	(142,628)			(141,360)			(134,064)
Other assets	1,325,645			1,395,034			1,323,420
Total assets	$14,496,937			$14,623,441			$14,270,871
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing	$3,036,590	—	—%	$3,013,543	—	—%	$2,874,884	—	—%
Interest-bearing	1,066,132	247	0.09%	991,456	237	0.09%	841,545	184	0.09%
Savings and money market accounts	5,675,052	5,103	0.36%	5,569,213	5,998	0.43%	4,978,773	7,845	0.64%
Certificates and other time deposits	1,694,247	3,524	0.84%	1,842,334	3,201	0.69%	2,624,607	6,827	1.05%
Total deposits	11,472,021	8,874	0.31%	11,416,546	9,436	0.33%	11,319,809	14,856	0.53%
Securities sold under agreements to repurchase	887,715	268	0.12%	999,639	512	0.20%	848,169	915	0.44%
Wholesale borrowings	184,659	1,151	2.51%	225,116	1,334	2.35%	325,296	1,640	2.04%
Total interest bearing liabilities	9,507,805	10,293	0.44%	9,627,758	11,282	0.46%	9,618,390	17,411	0.73%
Other liabilities	371,533			410,079			261,370
Shareholders' equity	1,581,009			1,572,061			1,516,227
Total liabilities and shareholders' equity	$14,496,937			$14,623,441			$14,270,871
Net yield on earning assets	$12,935,184	121,428	3.78%	$12,747,868	123,598	3.85%	$12,560,913	124,191	4.01%
Interest rate spread			3.66%			3.73%			3.84%

Note: Interest income on tax-exempt securities and loans has been adjusted to a fully-taxable equivalent basis.
Nonaccrual loans have been included in the average balances.

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income

(Unaudited)	Quarters ended
(Dollars in thousands except per share data)	March 31,
	2012	2011
Interest income:
Loans and loans held for sale	$103,082	$114,555
Investment securities
Taxable	22,418	21,485
Tax-exempt	3,580	3,195
Total investment securities interest	25,998	24,680
Total interest income	129,080	139,235
Interest expense:
Deposits:
Interest-bearing	247	184
Savings and money market accounts	5,103	7,845
Certificates and other time deposits	3,524	6,827
Securities sold under agreements to repurchase	268	915
Wholesale borrowings	1,151	1,640
Total interest expense	10,293	17,411
Net interest income	118,787	121,824
Provision for noncovered loan losses	8,129	17,018
Provision for covered loan losses	5,932	5,331
Net interest income after provision for loan losses	104,726	99,475
Other income:
Trust department income	5,627	5,514
Service charges on deposits	14,409	14,910
Credit card fees	10,180	12,207
ATM and other service fees	3,790	2,917
Bank owned life insurance income	3,056	5,241
Investment services and insurance	2,247	2,447
Investment securities gains, net	260	—
Loan sales and servicing income	6,691	2,785
Other operating income	5,466	6,735
Total other income	51,726	52,756
Other expenses:
Salaries, wages, pension and employee benefits	63,973	59,871
Net occupancy expense	8,592	8,594
Equipment expense	7,104	6,836
Stationery, supplies and postage	2,143	2,705
Bankcard, loan processing and other costs	7,653	7,562
Professional services	3,352	5,793
Amortization of intangibles	483	543
FDIC insurance expense	3,720	4,366
Other operating expense	16,748	18,175
Total other expenses	113,768	114,445
Income before income tax expense	42,684	37,786
Income tax expense	12,340	10,226
Net income	$30,344	$27,560
Other comprehensive income, net of taxes
Changes in unrealized securities' holding gains and losses	$1,884	$338
Reclassification for realized securities' gains	(169)	—
Total other comprehensive gain, net of taxes	1,715	338
Comprehensive income	$32,059	$27,898
Net income applicable to common shares	$30,344	$27,560
Net income used in diluted EPS calculation	$30,344	$27,560
Weighted average number of common shares outstanding - basic	109,211	108,769
Weighted average number of common shares outstanding - diluted	109,211	108,770
Basic earnings per common share	$0.28	$0.25
Diluted earnings per common share	$0.28	$0.25
Dividend per common share	$0.16	$0.16

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Consolidated Statements of Comprehensive Income---linked quarters

	Quarterly Results
(Unaudited)	2012	2011	2011	2011	2011
(Dollars in thousands, except share data)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Loans and loans held for sale	$103,082	$107,516	$108,417	$107,904	$114,555
Investment securities	25,998	24,732	25,138	25,313	24,680
Total interest income	129,080	132,248	133,555	133,217	139,235
Interest on deposits:
Interest-bearing	247	237	218	177	184
Savings and money market accounts	5,103	5,998	6,929	7,398	7,845
Certificates and other time deposits	3,524	3,201	4,370	5,606	6,827
Securities sold under agreements to repurchase	268	512	977	940	915
Wholesale borrowings	1,151	1,334	1,669	1,653	1,640
Total interest expense	10,293	11,282	14,163	15,774	17,411
Net interest income	118,787	120,966	119,392	117,443	121,824
Provision for noncovered loan losses	8,129	12,275	14,604	10,138	17,018
Provision for covered loan losses	5,932	2,773	4,768	7,481	5,331
Net interest income after provision for loan losses	104,726	105,918	100,020	99,824	99,475
Other income:
Trust department income	5,627	5,413	5,607	5,863	5,514
Service charges on deposits	14,409	15,622	17,838	15,712	14,910
Credit card fees	10,180	10,182	13,640	13,510	12,207
ATM and other service fees	3,790	3,920	3,801	3,063	2,917
Bank owned life insurance income	3,056	3,381	3,182	3,015	5,241
Investment services and insurance	2,247	1,844	1,965	1,972	2,447
Investment securities gains, net	260	5,790	4,402	889	—
Loan sales and servicing income	6,691	5,102	3,426	2,891	2,785
Other operating income	5,466	8,483	6,911	4,576	6,735
Total other income	51,726	59,737	60,772	51,491	52,756
Other expenses:
Salaries, wages, pension and employee benefits	63,973	62,546	61,232	56,713	59,871
Net occupancy expense	8,592	7,270	8,464	8,086	8,594
Equipment expense	7,104	7,234	7,073	6,816	6,836
Stationery, supplies and postage	2,143	2,719	2,517	2,750	2,705
Bankcard, loan processing and other costs	7,653	7,948	8,449	8,266	7,562
Professional services	3,352	5,763	5,732	5,940	5,793
Amortization of intangibles	483	543	543	543	543
FDIC insurance expense	3,720	5,119	3,240	4,581	4,366
Other operating expense	16,748	24,732	18,707	16,373	18,175
Total other expenses	113,768	123,874	115,957	110,068	114,445
Income before income tax expense	42,684	41,781	44,835	41,247	37,786
Income taxes	12,340	11,285	13,098	11,484	10,226
Net income	30,344	30,496	31,737	29,763	27,560
Other comprehensive income (loss), net of taxes	1,715	(19,233)	4,491	16,620	338
Comprehensive income	$32,059	$11,263	$36,228	$46,383	$27,898
Net income applicable to common shares	$30,344	$30,496	$31,737	$29,763	$27,560
Net income used in diluted EPS calculation	$30,344	$30,496	$31,737	$29,763	$27,560
Weighted average common shares - basic	109,211	109,249	109,245	109,138	108,769
Weighted average common shares - diluted	109,211	109,249	109,246	109,139	108,770
Basic earnings per common share	$0.28	$0.28	$0.29	$0.27	$0.25
Diluted earnings per common share	$0.28	$0.28	$0.29	$0.27	$0.25

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Asset Quality Information (excluding Acquired Assets)

(Unaudited, except December 31, 2011 annual period which is derived from the audited financial statements)
(Dollars in thousands, except ratios)
	Quarterly Periods					Annual Period
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,
Allowance for Credit Losses	2012	2011	2011	2011	2011	2011
Allowance for noncovered loan losses, beginning of period	$107,699	$109,187	$109,187	$114,690	$114,690	$114,690
Provision for noncovered loan losses	8,129	12,275	14,604	10,138	17,018	54,035
Charge-offs	17,417	18,984	20,014	20,958	22,812	82,768
Recoveries	5,438	5,221	5,410	5,317	5,794	21,742
Net charge-offs	11,979	13,763	14,604	15,641	17,018	61,026
Allowance for noncovered loan losses, end of period	$103,849	$107,699	$109,187	$109,187	$114,690	$107,699
Reserve for unfunded lending commitments, beginning of period	$6,373	$6,360	$5,799	$7,202	$8,849	$8,849
Provision for/(relief of) credit losses	(963)	13	561	(1,403)	(1,647)	(2,476)
Reserve for unfunded lending commitments, end of period	$5,410	$6,373	$6,360	$5,799	$7,202	$6,373
Allowance for Credit Losses	$109,259	$114,072	$115,547	$114,986	$121,892	$114,072
Ratios (a)
Provision for loan losses as a % of average loans	0.43%	0.65%	0.79%	0.57%	0.99%	0.75%
Provision for credit losses as a % of average loans	—%	—%	0.03%	(0.08)%	(0.10)%	—%
Net charge-offs as a % of average loans	0.63%	0.73%	0.79%	0.89%	0.99%	0.85%
Allowance for loan losses as a % of period-end loans	1.34%	1.41%	1.46%	1.51%	1.64%	1.41%
Allowance for credit losses as a % of period-end loans	1.41%	1.49%	1.55%	1.59%	1.74%	1.49%
Allowance for loan losses as a % of nonperforming loans	194.83%	166.64%	160.09%	150.31%	138.67%	166.64%
Allowance for credit losses as a % of nonperforming loans	204.98%	176.50%	169.42%	158.30%	147.38%	176.50%
Asset Quality (a)
Impaired loans:
Nonaccrual	$44,486	$55,755	$59,928	$63,688	$71,246	$55,755
Other nonperforming loans:
Nonaccrual	8,815	8,876	8,275	8,951	11,460	8,876
Total nonperforming loans	53,301	64,631	68,203	72,639	82,706	64,631
Other real estate ("ORE")	14,670	16,463	22,172	27,207	30,053	16,463
Total nonperforming assets ("NPAs")	$67,971	$81,094	$90,375	$99,846	$112,759	$81,094
NPAs as % of period-end loans + ORE	0.87%	1.06%	1.21%	1.38%	1.61%	1.06%
Past due 90 days or more & accruing interest	$6,808	$8,866	$6,268	$10,424	$5,652	$8,866

(a) Excludes acquired loans and related loss share receivable with a period end balance of $1.5 billion, $1.6 billion, $1.8 billion, $1.9 billion and $2.1 billion and covered ORE and related loss share receivable with a period end balance of $56.4 million, $54.5 million, $61.9 million, $58.5 million and $58.7 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011.

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Noninterest Income and Noninterest Expense Detail

(Unaudited)
(Dollars in thousands)
	2012	2011	2011	2011	2011
QUARTERLY OTHER INCOME DETAIL	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Trust department income	$5,627	$5,413	$5,607	$5,863	$5,514
Service charges on deposits	14,409	15,622	17,838	15,712	14,910
Credit card fees	10,180	10,182	13,640	13,510	12,207
ATM and other service fees	3,790	3,920	3,801	3,063	2,917
Bank owned life insurance income	3,056	3,381	3,182	3,015	5,241
Investment services and insurance	2,247	1,844	1,965	1,972	2,447
Investment securities gains, net	260	5,790	4,402	889	—
Loan sales and servicing income	6,691	5,102	3,426	2,891	2,785
Other operating income	5,466	8,483	6,911	4,576	6,735
Total Other Income	$51,726	$59,737	$60,772	$51,491	$52,756
	2012	2011	2011	2011	2011
QUARTERLY OTHER EXPENSES DETAIL	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Salaries, wages, pension and employee benefits	$63,973	$62,546	$61,232	$56,713	$59,871
Net occupancy expense	8,592	7,270	8,464	8,086	8,594
Equipment expense	7,104	7,234	7,073	6,816	6,836
Taxes, other than income taxes	1,955	1,389	1,507	922	1,960
Stationery, supplies and postage	2,143	2,719	2,517	2,750	2,705
Bankcard, loan processing and other costs	7,653	7,948	8,449	8,266	7,562
Advertising	1,684	2,275	2,391	2,287	2,384
Professional services	3,352	5,763	5,732	5,940	5,793
Telephone	1,398	1,525	1,570	1,462	1,486
Amortization of intangibles	483	543	543	543	543
FDIC insurance expense	3,720	5,119	3,240	4,581	4,366
Other operating expense	11,711	19,543	13,239	11,702	12,345
Total Other Expenses	$113,768	$123,874	$115,957	$110,068	$114,445

FirstMerit Corporation Reports First Quarter 2012 EPS Results

FIRSTMERIT CORPORATION AND SUBSIDIARIES
Allowance for Noncovered Loan Losses - Net Charge-off Detail

(Unaudited)	Quarters ended		Year ended
(Dollars in thousands)	March 31,		December 31,
	2012	2011	2011
Allowance for noncovered loan losses - beginning of period	$107,699	$114,690	$114,690
Loans charged off:
Commercial	6,999	7,924	31,943
Residential mortgage	862	1,664	4,819
Installment	5,238	8,091	25,839
Home equity	2,324	2,156	8,691
Credit cards	1,583	2,318	7,846
Leases	—	—	778
Overdrafts	411	659	2,852
Total	17,417	22,812	82,768
Recoveries:
Commercial	694	608	2,703
Residential mortgage	35	89	221
Installment	3,180	3,688	13,639
Home equity	645	467	1,985
Credit cards	630	647	2,264
Manufactured housing	22	31	119
Leases	37	32	37
Overdrafts	195	232	774
Total	5,438	5,794	21,742
Net charge-offs	11,979	17,018	61,026
Provision for noncovered loan losses	8,129	17,018	54,035
Allowance for noncovered loan losses - end of period	$103,849	$114,690	$107,699

Average loans (a)	$7,677,963	$6,963,389	$7,217,349
Ratio to average loans (a):
(Annualized) net charge-offs	0.63%	0.99%	0.85%
Provision for loan losses	0.43%	0.99%	0.75%
Loans, period-end (a)	$7,764,058	$6,989,973	$7,635,776

Allowance for credit losses (a):	$109,259	$121,892	$114,072
As a multiple of (annualized) net charge-offs	2.27	1.77	1.87
Allowance for noncovered loan losses (a):
As a percent of period-end noncovered loans	1.34%	1.64%	1.41%
As a multiple of (annualized) net noncovered charge-offs	2.16	1.66	1.76
(a) Excludes acquired loans and loss share receivable.